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                        Supplement dated June 28, 1999
              to the Loomis Sayles Funds Equity Funds Prospectus
                             dated January 1, 1999


Effective June 28, 1999, Alex Muromcew and John Tribolet will serve as portfolio managers of the Loomis Sayles International Equity Fund and the International Equities sector of Loomis Sayles Worldwide Fund.

Prior to joining Loomis Sayles in 1999, Mr. Muromcew and Mr. Tribolet were portfolio managers at Nicholas Applegate Capital Management. Prior to 1996, Mr. Muromcew was an investment analyst with Teton Partners L.P. Prior to 1997, Mr. Tribolet was a full time MBA student at the University of Chicago. Prior to 1995, he was an investment banker with Paine Webber Inc.